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                    FIFTH AMENDMENT TO PROCESSING AGREEMENT

     This agreement made as of May 29, 1996, by and between First National Bank of Omaha ("FNBO") a national banking association organized under the laws of United States, and P.M.T. Services, Inc., doing business as US Bankcard Center ("COMPANY") a corporation with principal offices located at 2 Maryland Farms, Suite 200, Brentwood, TN 37027.

     A. FNBO and COMPANY executed a written Processing Agreement as of March 1, 1994, which was amended by a written Amendment to Processing Agreement dated May 10, 1995, an Amendment to Processing Agreement dated July 18, 1995, an Amendment to Processing Agreement dated August 7, 1995, and an Amendment to Agreement dated November 1, 1995. A copy of said Processing Agreement is attached hereto as Exhibit B, and made a part hereof by this reference. Copies of said Amendments to Processing Agreement are attached hereto as Exhibit C, and made a part hereof by this reference. The Processing Agreement, including all amendments thereto shall collectively be known as "AGREEMENT."

     B. The parties desire to amend the AGREEMENT to provide for the processing of additional MERCHANTS.

     For good and valuable consideration, COMPANY and FNBO agrees as follows:

     1. Terms set forth herein in all capitalized letters which are not otherwise defined herein shall have the same meaning as set out in the AGREEMENT.

     2. Attached hereto, marked EXHIBIT A, and by this reference incorporated herein, is a list of merchants which constitutes the ACQUIRED PORTFOLIO merchants listed on pursuant to this AGREEMENT. Henceforth the merchants listed on Exhibit A shall, therefore, constitute MERCHANTS under the AGREEMENT.

     3. This AGREEMENT, along with the exhibits attached, contains the entire understanding between the parties hereto for the purpose set forth above. This AGREEMENT may not be altered, amended or modified except in writing executed by a duly authorized representative of each party.

     4. This AGREEMENT is not assignable by either party without written consent of the other party.

     5. This AGREEMENT is to be interpreted and construed under the laws of the State of Nebraska.

     6. Except as modified or amended hereby the parties ratify and confirm their covenants and obligations contained in the AGREEMENT.


IN WITNESS WHEREOF, the parties have set their hands as of as of the date first set forth above.


FIRST NATIONAL BANK OF OMAHA                    P.M.T. SERVICES, INC.


By:    /s/ Kevin M. Keating                     By:    /s/ Gregory S. Daily
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Title:  Legal & Compliance Officer         Title:    President
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